UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2022

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.
On November 16, 2022, Compass Minerals International, Inc., a Delaware corporation (the “US Borrower”), Compass Minerals Canada Corp., a corporation continued and amalgamated under the laws of the province of Nova Scotia, Canada (the “Canadian Borrower”), and Compass Minerals UK Limited, a company incorporated under the laws of England and Wales (the “UK Borrower,” and together with the US Borrower and the Canadian Borrower, the “Borrowers”), closed on Amendment No. 3 (the “Amendment”) to the Credit Agreement, dated as of April 20, 2016, as amended and restated as of November 26, 2019, and as further amended, supplemented or otherwise modified from time to time (as amended, the “Credit Agreement”) between the Borrowers, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the several banks and other financial institutions or entities as lender parties thereto (the “Lenders”). The Amendment, among other things, transitions from LIBOR to SOFR pricing benchmark provisions.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as exhibit 10.1 hereto and incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the Amendment.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
10.1
Amendment No. 3 to the Amended and Restated Credit Agreement, dated as of November 16, 2022, by and among Compass Minerals International, Inc., Compass Minerals Canada Corp., Compass Minerals UK Limited, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: November 21, 2022	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer